COLLATERAL ASSIGNMENT
                              ---------------------

     I/OMagic Corporation ("Borrower"), on March 9, 2005, hereby grants a security interest in and collaterally assigns to GMAC Commercial Finance LLC all of its right, title and interest in and security interests and liens arising as a result of, the following:

1. Agreement dated February 20, 2003 between Borrower and IOM Holdings, Inc. ("IOM");

2. Secured Promissory Note dated March __ 2003 (sic.) executed by IOM in favor of Borrower in the original principal amount of $1,000,000;

3.     Security  Agreement  dated  March  19, 2003 between Borrower and IOM; and

4. All UCC financing statements filed with the Nevada Secretary of State and recordings in the U.S. Patent and Trademark Office ("USPTO") in connection with the above.

Borrower hereby grants Lender a power of attorney to prepare, sign on Borrower's behalf and file any UCC assignments and USPTO assignments and related documents Lender deems appropriate to secure the rights being granted and assigned hereunder.

     This Collateral Assignment and Lender's rights hereunder shall be subject to the terms of the Loan and Security Agreement of even date between Lender and Borrower.

                              I/OMAGIC  CORPORATION
                              By: /s/ Tony Shahbaz
                              Tony  Shahbaz,  President